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                                                                 EXHIBIT 10.6(a)

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                         (WRM, WGM, WMT, & WPSS TO PRG)

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Assignment") effective as of March 3, 2003 (the "Effective Date") is entered into by and between WILLIAMS REFININING & MARKETING, L.L.C., WILLIAMS GENERATING MEMPHIS, L.L.C., WILLIAMS MEMPHIS TERMINAL, INC, and WILLIAMS PETROLEUM PIPELINE SYSTEMS, INC. (collectively the "Assignors") and THE PREMCOR REFINING GROUP INC. (Assignee").

                                   WITNESSETH:

     WHEREAS, the parties have entered in to that certain Asset Purchase and Sale Agreement dated as of November 25, 2002, as amended (the "Purchase Agreement"), by and among Williams Refining & Marketing, L.L.C., Williams Generating Memphis, L.L.C., Williams Memphis Terminal, Inc., Williams Petroleum Pipeline Systems, Inc. and Williams Mid-South Pipelines, LLC as Sellers, and The Williams Companies, Inc., as Sellers' Guarantor (collectively, the "Seller Parties"), and Assignee as Purchaser and Premcor Inc., as Purchaser's Guarantor (collectively, the "Purchaser Parties"); and

     WHEREAS, Assignors, as of the Effective Date, are conveying to Assignee and/ or its affiliate their interest in its refinery and terminal facilities in Memphis, Tennessee, the terminal facility in West Memphis, Arkansas and the products and crude oil pipelines that tie to the refinery and concurrently therewith, Assignors are also conveying to Assignee the Contracts as defined in the Purchase Agreement; and

     WHEREAS, pursuant to Purchase Agreement, Assignor wishes to assign all of its right, title and interest in the Contracts to Assignee, and Assignee wishes to accept and assume the same on the terms and conditions set forth herein;

     NOW, THEREFORE, for and in consideration of the premises and Ten Dollars ($10.00) in hand paid by each party to the other, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignors and Assignee hereby agree as follows:

     1. Assignment. Assignors hereby sell and assign to Assignee all of Assignors' right, title and interest in, to and under the Contracts, except those Contracts assigned by Assignors to The Premcor Pipeline Co and/or Assignee by separate conveyance as of the date hereof.

     2. Assumption. Assignee hereby assumes the obligation of the Assignors under the Contracts and agrees to faithfully perform all of the covenants, stipulations and agreements contained therein from the date of this Assignment and Assumption Agreement forward.

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     3. Assignors to Remain Liable. Notwithstanding the assignment by the
Assignors of the rights and obligations to Assignee as set forth herein, Assignors shall remain responsible for the performance of any obligations under the Contracts which have accrued through the date of this Assignment and Assumption Agreement.

     4. Warranties of Assignor. This Assignment and Assumption Agreement is made subject to, and without modification or amendment of, the Purchase Agreement. Such representations and warranties therein as are expressly applicable to the matters assigned by this Assignment and Assumption Agreement shall apply with respect thereto, in accordance with the terms of the Purchase Agreement.

     5. No Modification. This Assignment and Assumption Agreement shall not be modified, in any way whatsoever, other than in a writing signed by the parties hereto.

                         [SIGNATURES ON FOLLOWING PAGE]


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     IN WITNESS WHEREOF, Assignors and Assignee have each, individually or by their respective authorized agent(s), executed this Assignment and Assumption Agreement as of the date first above written.

                                        ASSIGNORS

                                        WILLIAMS REFINING & MARKETING, L.L.C.


                                        By: /s/ Randy M. Newcomer
                                            ------------------------------------
                                            Randy M. Newcomer, President


                                        WILLIAMS GENERATING MEMPHIS, L.C.C.


                                        By: /s/ Randy M. Newcomer
                                            ------------------------------------
                                            Randy M. Newcomer, President


                                        WILLIAMS MEMPHIS TERMINAL, INC.


                                        By: /s/ Randy M. Newcomer
                                            ------------------------------------
                                            Randy M. Newcomer, President


                                        WILLIAMS PETROLEUM PIPELINE SYSTEMS,
                                        INC.


                                        By: /s/ Randy M. Newcomer
                                            ------------------------------------
                                            Randy M. Newcomer, Vice-President


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                                        ASSIGNEE:

                                        THE PREMCOR REFINING GROUP INC.


                                        By: /s/ Michael D. Gayda
                                            ------------------------------------
                                        Print Name: Michael D. Gayda
                                        Title: Sr. Vice President


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